Exhibit 23.(a)


                            [Letterhead of KPMG LLP]



                              ACCOUNTANT'S CONSENT





The Board of Directors
Arguss Communications, Inc.:


We consent to the use of our report incorporated herein by reference.




 /s/ KPMG LLP
---------------------
 KPMG LLP


Boston, Massachusetts
August 2, 2000